UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHING, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 March 27, 2002
                                 --------------
                Date of Report (Date of earliest event reported)

                      SAFE TECHNOLOGIES INTERNATIONAL INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        000-17746              22-2824492
-----------------------------          ---------------      --------------------
(State or other jurisdiction         (Commission File        (I.R.S. Employer
of incorporation or organization)     Number)             Identification Number)

                       2875 SOUTH OCEAN BLVD., SUITE 211
                           PALM BEACH, FLORIDA 33480
                     --------------------------------------
                    (Address of principal executive offices)

                                  561-832-2700
                                ----------------
              Registrant's telephone number, including area code.

Item 2.   Acquisition or Disposition of Assets

          See Exhibit 99.1




Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  99.1    Press Release

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Safe Technologies International, Inc.



                                        By:  /s/ Michael J. Posner
                                             ----------------------------------
                                                 Michael J. Posner, President



                                        Date: April 8, 2002
                                              ---------------------------------